Capital Management	12 Months Ended
Dec. 31, 2020
Capital Management [Abstract]
Capital Management
13.	CAPITAL MANAGEMENT

The primary objective of the Company’s capital management is to ensure that it maintains a strong credit rating and healthy capital ratios to support its business and maximize the stockholders’ value. The Company also ensures its ability to operate continuously to provide returns to stockholders and the interests of other related parties, while maintaining the optimal capital structure to reduce costs of capital.

To maintain or adjust the capital structure, the Company may adjust the dividend payment to stockholders, return capital to stockholders, issue new shares or dispose assets to redeem liabilities.

Similar to its peers, the Company monitors its capital based on debt to capital ratio. The ratio is calculated as the Company’s net debt divided by its total capital. The net debt is derived by taking the total liabilities on the consolidated balance sheets minus cash and cash equivalents. The total capital consists of total equity (including capital, additional paid-in capital, retained earnings, other components of equity and non-controlling interests) plus net debt.

The Company’s strategy, which is unchanged for the reporting periods, is to maintain a reasonable ratio in order to raise capital with reasonable cost. The debt to capital ratios as of December 31, 2019 and 2020 were as follows:

	As of December 31,
	2019	2020
	NT$	NT$
	(In Thousands)	(In Thousands)
Total liabilities	$163,347,778	$143,314,539
Less: Cash and cash equivalents	(95,492,477)	(94,048,036)
Net debt	67,855,301	49,266,503
Total equity	202,913,915	223,139,562
Total capital	$270,769,216	$272,406,065
Debt to capital ratios	25.06%	18.09%